Exhibit 99.3

EXECUTION VERSION

FIRST EXTENSION AGREEMENT

THIS FIRST EXTENSION AGREEMENT, dated as of the 3rd day of September, 2014 (this “Agreement”), is entered into among Laclede Gas Company, a Missouri corporation (the “Borrower”), each bank party hereto and Wells Fargo Bank, National Association, as administrative agent for the Banks (the “Administrative Agent”).

RECITALS

A. The Borrower, the banks party thereto and the Administrative Agent are parties to that certain Loan Agreement dated as of September 3, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used herein without definition shall have the meanings given to them in the Loan Agreement as they may be modified pursuant to this Agreement.

B. The Borrower has requested a one-year extension of the Revolving Credit Period pursuant to Section 2.01(f) of the Loan Agreement and the Banks signatory hereto have approved such request.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

EXTENSION

Pursuant to Section 2.01(f) of the Loan Agreement, the Borrower provided an Extension Request to the Administrative Agent on July 9, 2014 that, if approved by Banks holding more than fifty percent (50%) of the aggregate amount of the Revolving Credit Commitments, would extend the Revolving Credit Period for a period of one year from September 3, 2018 to September 3, 2019. As of the date hereof, Banks (the “Consenting Banks”) holding more than fifty percent (50%) of the aggregate amount of the Revolving Credit Commitments have approved the Extension Request and, subject to the satisfaction of the conditions precedent set forth in Article II, the Revolving Credit Period as to the Consenting Banks shall be extended to September 3, 2019.

ARTICLE II

CONDITIONS OF EFFECTIVENESS

2.1 The extension of the Revolving Credit Period pursuant to Article I shall become effective as of the date (the “Extension Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent (or its counsel) shall have received from the Borrower and Banks holding more than fifty percent (50%) of the aggregate amount of the Revolving Credit Commitments either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic image scan transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The Borrower shall have paid:

(i) to the Administrative Agent, for the account of each Bank approving the Extension Request, an extension fee in the amount of 0.05% of such Bank’s Revolving Credit Commitment as of the Extension Date, which extension fee once paid will be fully earned and nonrefundable; and

(ii) all other fees and reasonable expenses of the Arrangers, the Administrative Agent and the Banks required under the Loan Agreement and any other Transaction Document to be paid on or prior to the Extension Date (including reasonable fees and expenses of counsel) in connection with this Agreement, including the fees set forth in the letter agreement dated July 16, 2014 among the Parent, the Borrower, Wells Fargo Securities, LLC, and the Administrative Agent.

(c) The Administrative Agent shall have received a certificate, dated the Extension Date and signed by an authorized officer of the Borrower, confirming (i) no Default or Event of Default shall have occurred and be continuing on the Extension Date and after giving effect thereto; and (ii) all of the representations and warranties of Borrower in Loan Agreement and/or in any other Transaction Document (A) that are qualified by materiality or Material Adverse Effect shall be true and correct as so qualified, and (B) that are not qualified by materiality or Material Adverse Effect shall be true and correct in all material respects; in each case on and as of the Extension Date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such date).

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Administrative Agent and the Banks that (i) each of the representations and warranties contained in the Loan Agreement and the other Transaction Documents are true and correct in all material respects on and as of the Extension Date, both immediately before and after giving effect to this Agreement (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date, and except that the representations and warranties contained in Section 5.09 of the Loan Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) thereof), (ii) this Agreement has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms and (iii) no Default or Event of Default shall have occurred and be continuing on the Extension Date, both immediately before and after giving effect to this Agreement.

2

ARTICLE IV

ACKNOWLEDGMENT AND CONFIRMATION OF THE BORROWER

The Borrower hereby confirms and agrees that after giving effect to this Agreement, the Loan Agreement and the other Transaction Documents remain in full force and effect and enforceable against it in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect. The Borrower represents and warrants to the Banks that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Transaction Documents, or if the Borrower has any such claims, counterclaims, offsets, or defenses to the Transaction Documents or any transaction related to the Transaction Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Agreement. This acknowledgment and confirmation by the Borrower is made and delivered to induce the Administrative Agent and the Banks to enter into this Agreement. The Borrower acknowledges that the Administrative Agent and the Banks would not enter into this Agreement in the absence of the acknowledgment and confirmation contained herein.

ARTICLE V

MISCELLANEOUS

5.1 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

5.2 Full Force and Effect. Except as expressly modified hereby, the Loan Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Loan Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Loan Agreement after giving effect to this Agreement. Any reference to the Loan Agreement or any of the other Transaction Documents herein or in any such documents shall refer to the Loan Agreement and Transaction Documents as modified hereby. This Agreement is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Loan Agreement except as expressly set forth herein. This Agreement shall constitute a Transaction Document under the terms of the Loan Agreement.

5.3 Expenses. The Borrower agrees on demand (i) to pay all reasonable fees and expenses of counsel to the Administrative Agent, and (ii) to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Transaction Documents delivered in connection herewith.

3

5.4 Severability. To the extent any provision of this Agreement is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

5.5 Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

5.6 Construction. The headings of the various sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. The provisions of Section 1.03 of the Loan Agreement are hereby incorporated by reference as if fully set forth herein.

5.7 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or by electronic mail in a .pdf or similar file shall be effective as delivery of a manually executed counterpart of this Agreement.

4

EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

LACLEDE GAS COMPANY, as Borrower

By:	/s/ Lynn D. Rawlings
Name: Title:	Lynn D. Rawlings Treasurer and Assistant Secretary

LACLEDE GAS COMPANY FIRST EXTENSION AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank, the Issuing Bank, the Swingline Bank and Administrative Agent

By:	/s/ Allison Newman
Name:	Allison Newman
Title:	Director

LACLEDE GAS COMPANY FIRST EXTENSION AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Bank, and as an Issuing Bank

By:	/s/ John M. Eyerman
Name: Title:	John M. Eyerman Vice President

LACLEDE GAS COMPANY FIRST EXTENSION AGREEMENT

JPMORGAN CHASE BANK, as a Bank, and as an Issuing Bank

By:	/s/ Helen D. Davis
Name: Title:	Helen D. Davis Vice President

LACLEDE GAS COMPANY FIRST EXTENSION AGREEMENT

BANK OF AMERICA, N.A., as a Bank

By:	/s/ Eric A. Escagne
Name: Title:	Eric A. Escagne Senior Vice President

LACLEDE GAS COMPANY FIRST EXTENSION AGREEMENT

FIFTH THIRD BANK, as a Bank

By:	/s/ Mark Stapleton
Name: Title:	Mark Stapleton Vice President

LACLEDE GAS COMPANY FIRST EXTENSION AGREEMENT

MORGAN STANLEY BANK, N.A., as a Bank

By:	/s/ Michael King
Name: Title:	Michael King Authorized Signatory

LACLEDE GAS COMPANY FIRST EXTENSION AGREEMENT

COMMERCE BANK, as a Bank

By:	/s/ Chris M. Steuterman
Name:	Chris M. Steuterman
Title:	Vice President

LACLEDE GAS COMPANY FIRST EXTENSION AGREEMENT

UMB BANK, N.A., as a Bank

By:	/s/ Thomas J. Zeigler
Name:	Thomas J. Zeigler
Title:	SVP

LACLEDE GAS COMPANY FIRST EXTENSION AGREEMENT

STIFEL BANK & TRUST, as a Bank

By:	/s/ Matthew L. Diehl
Name: Title:	Matthew L. Diehl Senior Vice President

LACLEDE GAS COMPANY FIRST EXTENSION AGREEMENT